Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Innovus Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bassam Damaj, principal executive officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.          The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

March 28, 2014	/s/ Bassam Damaj
Bassam Damaj
President and Chief Executive Officer
(Principal Executive Officer)

In connection with the Annual Report of Innovus Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lynnette Dillen, principal financial and accounting officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.          The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

March 28, 2014	/s/ Lynnette Dillen
Lynnette Dillen
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

1